Amendment No. 1

                                  SCHEDULE 14C
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:
|_|    Preliminary information statement    |_|  Confidential, for use of the
                                                Commission only (as permitted by
|X|    Definitive information statement          Rule 14c-5(d)(2))

                                 CYCO.NET, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

                        Definitive Information Statement
                            Dated: December 27, 2004

                                 CYCO NET, INC.
                         400 Gold Avenue SW, Suite 1000
                          Albuquerque, New Mexico 87102
                                 (505) 248-0000

                              INFORMATION STATEMENT

         This information statement (the "Information Statement") is furnished to the shareholders of Cyco.Net, Inc., a Nevada corporation (the "Company"), with respect to a proposed corporate action of the Company. This information is first being provided to shareholders on or about December 31, 2004.

            The corporate action involves one (1) proposal (the "Proposal"):

            1. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company from Cyco.Net, Inc. to Nexicon, Inc.

ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON DECEMBER 16, 2004 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSAL. PRINCIPAL SHAREHOLDERS WHO, AS OF THE RECORD DATE, WILL COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S 106,012,890 ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSAL HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSAL SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

                       BY ORDER OF THE BOARD OF DIRECTORS

/s/ Richard Urrea
--------------------------------------------------------------
Richard Urrea, President, Chief Executive Officer and Director

Albuquerque, New Mexico
December 27, 2004

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                                                     TABLE OF CONTENTS
                                                     -----------------

                                                                                                             Page No.
                                                                                                             --------
ABOUT THE INFORMATION STATEMENT...................................................................................1
     What is the purpose of the information statement?............................................................1
     Who is entitled to notice?...................................................................................1
     What corporate matters will the principal shareholders vote for and how will they vote?......................1
     What vote is required to approve the proposal?...............................................................1
STOCK OWNERSHIP...................................................................................................2
PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION...........................................................4
     Purpose of Changing The Name Of The Company To Nexicon, Inc..................................................4
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON..........................................4
PROPOSALS BY SECURITY HOLDERS.....................................................................................4
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS......................................................4

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

                                 CYCO NET, INC.
                         400 Gold Avenue SW, Suite 1000
                          Albuquerque, New Mexico 87102
                                 (505) 248-0000
                              ---------------------

                              INFORMATION STATEMENT
                                December 27, 2004
                            -------------------------

         This information statement contains information related to certain corporate actions of Cyco.Net, Inc., a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or about December 31, 2004.

                         ABOUT THE INFORMATION STATEMENT

What is the purpose of the information statement?

         This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders. Shareholders holding a majority of the Company's outstanding common stock are expected to act the corporate matter outlined in this information statement, which action is expected to take place January 25, 2005, consisting of the approval of an amendment to the Company's Articles of Incorporation changing the Company's name from Cyco.Net, Inc. to Nexicon, Inc.

Who is entitled to notice?

         Each outstanding share of common stock as of record on the close of business on the Record Date, December 16, 2004, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that hold in excess of fifty percent (50%) of the Company's 106,012,890 issued and outstanding shares of common stock have indicated that they will vote in favor of the Proposal. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the proposal is required.

What corporate matters will the principal shareholders vote for and how will they vote?

         Shareholders holding a majority of the outstanding stock have indicated that they will vote for the following matter:

            o For the approval of an amendment to the Company's Articles of Incorporation changing the Company's name from Cyco.Net, Inc. to Nexicon, Inc. (see page 4)

What vote is required to approve the proposal?

         Approval of the Name Change of the Corporation. For the approval of an amendment to the Company's Articles of Incorporation changing the Company's name from Cyco.Net, Inc. to Nexicon, Inc., the affirmative vote of a majority of the shares of common stock outstanding on the record date, or 53,066,446, will be required for approval. Shareholders holding in excess of 53,066,446 shares have indicated that they will vote for the approval of the amendment.


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

                                 STOCK OWNERSHIP

            The following table sets forth, as of December 27, 2004, information with respect to the beneficial ownership of our common stock by (i) persons known by us to beneficially own more than five percent of the outstanding shares, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group. As of December 27, 2004, the Company had 106,012,890 shares of common stock outstanding.

                                      Security Ownership of Certain Beneficial Owners
----------------------------------------------------------------------------------------------------------------
                                                                             Amount and Nature
                                       Name and                               of Beneficial        Percentage of
Title of Class                Address of Beneficial Owner                       Ownership             Class (1)
----------------------------------------------------------------------------------------------------------------
Common                        Robert V. Demson, Director                        26,000,000               24.5%
                              11702 Saddle Crescent Circle
                              Oakton, Virginia 22124

Common                        Daniel Urrea, Chief Financial Officer
                              3009 Charleston NE
                              Alburquerque, New Mexico 87110                     5,046,000                4.8%

Common                        Richard Urrea, President, Chief
                                Executive Officer and Director
                              600 Alcalde SW #4D
                              Alburquerque, New Mexico 87104                     4,721,000                4.5%

Common                        Francisco Urrea, Jr., Director
                              3009 Charleston NE
                              Alburquerque, New Mexico 87110                     3,709,000                3.5%

Common                        Mathew Urrea - Tres Santos Limited
                              Partnership(2) 7850 Jefferson NE,
                              Suite 140
                              Alburquerque, New Mexico 87109                    10,000,000               9.43%

Common                        Mathew Urrea - Urrea Family Limited
                              Partnership(2) 7850 Jefferson NE,
                              Suite 140
                              Alburquerque, New Mexico 87109                     8,000,000                7.5%

All Officers And Directors
  As A Group (1) Person                                                         57,476,000               37.3%

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(1)      Applicable percentage of ownership is based on 106,012,890 shares of common stock outstanding as of December 27, 2004 for each stockholder. Beneficial ownership is determined in accordance within the rules of the Commission and generally includes voting of investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of December 27, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Mathew Urrea is the Trustee for and has beneficial ownership of the common stock held by the Urrea Family through these two partnerships. Mathew Urrea is a brother to Richard Urrea and Daniel Urrea and the son of Francisco Urrea, Jr.

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

          The above -identified shareholders have indicated that they will each vote in favor of the proposal to change the name of the Company to Nexicon, Inc.

             PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION

         The Company's board of directors proposes an amendment to the Company's Articles of Incorporation to change the Company's name from Cyco.Net to Nexicon, Inc.

Purpose of Changing The Name Of The Company To Nexicon, Inc.

         The Company's proposed name change is part of redefining the Company's strategic focus following the recent completion of the acquisition of Orion Security Services, Inc. of McLean, VA ("Orion"), and Pluto Communications International AS, based in Lysaker, Norway ("Pluto").

         The Company's current name of Cyco.Net represented the Company's now entirely divested business model in B2C e-commerce. The Company believes that its recent acquisitions of Orion and Pluto positions it to be capable of addressing large B2B markets with next generation technologies that reduce costs and address major gaps in network security in enterprise and government sectors, and the name change to Nexicon, Inc. reinforces the Company's new business strategy.

         The amendment to the Company's Articles of Incorporation shall be filed with the Nevada Secretary of State so that Article I of the Articles of Incorporation shall be as follows:

                                    ARTICLE I

                       The name of the corporation is NEXICON, INC.

      There are certain advantages and disadvantages of voting for the name change. The advantages include:

      o The Company's name will reflect more closely the products being marketed by the Company.

      o     The name will be more descriptive and forward looking.

      The disadvantages include:

      Shareholders who purchased the stock many years ago will not recognize the new name as belonging to the same company.

    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

         (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

         (b) As the Company currently has one director, no director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company set forth in this information statement.

                          PROPOSALS BY SECURITY HOLDERS

         No security holder has requested the Company to included any proposals in this information statement.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the information statement by sending a written request to the Company at 400 Gold Avenue SW, Suite 1000, 400 Gold Avenue SW, Suite 1000; or by calling the Company at (505) 248-0000 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

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

                              By Order of the Board of Directors

                              /s/ Richard Urrea
                              -----------------------------------------------
                              Richard Urrea
                              President, Chief Executive Officer and Director

Alburquerque, New Mexico
December 27, 2004


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